                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF MARYLAND

                             NUMBER          SHARES

                             RCM EQUITY FUNDS, INC.
                        RCM Large Cap Growth Fund Series
                               (Par Value $0.0001)

THIS CERTIFIED THAT __________________________________________ IS THE REGISTERED
HOLDER OF _________________________________________ SHARES OF THE RCM Large Cap
Growth Fund Series Common Stock of RCM EQUITY FUNDS, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OF BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED
     THIS _______ DAY OF _____________________ AD. ___________


      ______________________________      ________________________________
                 Secretary                           President

                  SHARES           Par Value            Each

                                   $0.0001

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                                   CERTIFICATE
                                       FOR
                                     SHARES

                            RCM Large Cap Growth Fund
                             Series Common Stock of
                             RCM EQUITY FUNDS, INC.

                         ISSUED TO: ________________________________

                         DATED:  ___________________________________

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTORS' AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

_______________________________________________________________________
_____________________________________________________________________________

SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

__________________________________________________________ ATTORNEY TO TRANSFER
THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _________________________

In presence of _____________________________________________________________